MITSUBISHI MOTORS CREDIT OF AMERICA,  INC.
Monthly Servicing Report  --  MMCA Auto Owner Trust 2002-5
January 1, 2003 through January 31, 2003

I.  ORIGINAL TRANSACTION  PARAMETERS
A.	Initial Receivables							$418,113,109.69
B.	Level Pay Pool Balance of the Initial Receivables			$412,710,503.99
C.	Last Scheduled Payment Pool Balance of the
	Initial Receivables							$5,402,605.70
D.	Notes
	1.	Class A-1
		a.	Initial Balance						$36,300,000.00
		b.	Note Interest Rate					1.41000%
		c.	Noteholders' Final Scheduled Payment Date		December 15, 2003
	2.	Class A-2
		a.	Initial Balance						$110,000,000.00
		b.	Note Interest Rate					1-Month LIBOR + .20%
		c.	Noteholders' Final Scheduled Payment Date		February 15, 2006
		d.	Class A Allocation Percentage				87.03%
	3.	Class A-3
		a.	Initial Balance						$89,000,000.00
		b.	Note Interest Rate					1-Month LIBOR + .30%
		c.	Noteholders' Final Scheduled Payment Date		May 15, 2007
		d.	Class A Allocation Percentage				87.03%
	4.	Class A-4
		a.	Initial Balance						$80,575,000.00
		b.	Note Interest Rate					1-Month LIBOR + .45%
		c.	Noteholders' Final Scheduled Payment Date		August 17, 2009
		d.	Class A Allocation Percentage				87.03%
	5.	Class B
		a.	Initial Balance						$17,271,000.00
		b.	Note Interest Rate					1-Month LIBOR + .85%
		c.	Noteholders' Final Scheduled Payment Date		August 17, 2009
		d.	Class B Allocation Percentage				5.38%
	6.	Class C
		a.	Initial Balance						$24,376,000.00
		b.	Note Interest Rate					1-Month LIBOR + 2.15%
		c.	Noteholders' Final Scheduled Payment Date		August 17, 2009
		d.	Class C Allocation Percentage				7.59%
E.	Certificates Initial Balance						$48,753,752.33
F.	Servicing Fee Rate 							1.00%
		Servicing Fee Rate for Deferred Receivables
		during Deferral Period						0.25%
G.	Weighted Average Coupon (WAC) of the Initial Receivables		7.332%
H.	Weighted Average Original Number of Payments of the
	Initial Receivables (Months)						62
I.	Weighted Average Remaining Number of Payments of
	the Initial Receivables (Months)					61
J.	Number of Initial Receivables						17,155
K.	Reserve Account
	1.	Initial Reserve Account Deposit Percentage of Initial Pool	5.00%
	2.	Reserve Account Deposit on the Closing Date			$20,313,787.62
	3.	Specified Reserve Balance Percentage				5.00%
L.	Yield Supplement Account Deposit on the Closing Date			$5,459,594.03
M.	Yield Supplement Over Collateralization
	Balance on Closing Date							$11,837,357.36
N.	Adjusted Principal Balance of Initial Receivables			$406,275,752.33
O.	Initial Closing Date							December 18, 2002

II.  INPUTS FROM PREVIOUS MONTHLY SERVICER REPORT
A.	Total Pool Balance							$414,057,690.89
B.	Level Payment Pool Balance						$408,690,393.74
C.	Last Scheduled Payment Pool Balance					$5,367,297.15
D.	Notes
	1.	Class A-1
		a.	Prior Month Note Balance				$31,995,084.61
		b.	Interest Carryover Shortfall				0.00
		c.	Principal Carryover Shortfall				0.00
	2.	Class A-2
		a.	Prior Month Note Balance				$110,000,000.00
		b.	Interest Carryover Shortfall				0.00
		c.	Principal Carryover Shortfall				0.00
	3.	Class A-3
		a.	Prior Month Note Balance				$89,000,000.00
		b.	Interest Carryover Shortfall				0.00
		c.	Principal Carryover Shortfall				0.00
	4.	Class A-4
		a.	Prior Month Note Balance				$80,575,000.00
		b.	Interest Carryover Shortfall				0.00
		c.	Principal Carryover Shortfall				0.00
	5.	Class B
		a.	Prior Month Note Balance				$17,271,000.00
		b.	Interest Carryover Shortfall				0.00
		c.	Principal Carryover Shortfall				0.00
	6.	Class C
		a.	Prior Month Note Balance				$24,376,000.00
		b.	Interest Carryover Shortfall				0.00
		c.	Principal Carryover Shortfall				0.00
E.	Certificate Balance							$48,753,752.33
F.	Reserve Account Balance							$20,313,787.62
G.	Yield Supplement Account Balance					$4,929,771.51
H.	Payahead Account Balance						$146,988.92
I.	Yield Supplement Over Collateralization Balance 			$11,421,410.62
J.	Deferred Receivables							$247,842,687.97
K.	Cumulative Losses for All Prior Periods					$0.00
L.	Weighted Average Coupon (WAC)						7.340%
M.	Weighted Average Remaining Term to Maturity  (WAM) 			60.90
N	Number of Contracts							17,089

III.  INPUTS FROM THE INVESTOR REPORTING SYSTEM
A.	Precomputed Contracts Level Payment Principal
	1.	Scheduled Principal Reduction					674,834.96
	2.	Prepayments in Full						96,035.85
	3.	Repurchased Receivables Principal 				0.00
	4.	Repurchased Receivables Interest				0.00
B.	Total Collections for Precomputed Contracts 				772,228.06
C.	Precomputed Contracts - Principal on Last Scheduled Payments
	1.	Collected Principal						0.00
	2.	Repurchased Receivables Principal 				0.00
	3.	Repurchased Receivables Interest				0.00
	4.	Last Scheduled Payment Principal Paid in Full Prior
		to Month of Maturity						0.00
	5.	Last Scheduled Payment Principal Due on Loans
		Matured This Month						0.00
D.	Simple Interest Contracts - Level Payment
	1.	Principal Reduction						3,579,311.30
	2.	Collected Principal						3,579,311.30
	3.	Collected Interest						848,007.72
	4.	Repurchased Receivables Principal 				0.00
	5.	Repurchased Receivables Interest				0.00
E.	Simple Interest Contracts - Principal on Last Scheduled Payments
	1.	Collected Principal						36,410.18
	2.	Repurchased Receivables Principal 				0.00
	3.	Repurchased Receivables Interest				0.00
	4.	Last Scheduled Payment Principal Collected Prior to
		Month of Maturity						36,410.18
	5.	Last Scheduled Payment Principal Due on Loans
		Matured This Month						0.00
F.	Yield Supplement Information
	1.	Yield Supplement Amount 					502,284.41
	2.	Specified Yield Supplement Account Balance			4,408,614.42
	3.	Deposit to Yield Supplement Account for Subsequent Receivables
		Sold This  Period						0.00
G.	Yield Supplement Over Collateralization					11,074,397.34
H.	Advances
	1.	Actuarial Advances
		a.	Beginning Actuarial Advances (or payments due
			prior to Cutoff Date)					25,968.28
		b.	Current Month Actuarial Advances 			16,348.59
		c.	Reimbursement of Actuarial Advances (or payments due
			prior to Cutoff Date)					16,313.03
		d.	Ending Actuarial Advances (or payments due
			prior to Cutoff Date)					26,003.84
	2.	Precomputed Loans - Last Scheduled Payment Advances
		a.	Beginning Last Scheduled Payment Advances		0.00
		b.	Current Month Last Scheduled Payment Advances		0.00
		c.	Reimbursement of Last Scheduled Payment Advances 	0.00
		d.	Ending Last Scheduled Payment Advances			0.00
	3.	Simple Interest Loans - Last Scheduled Payment Advances
		a.	Beginning Last Scheduled Payment Advances		0.00
		b.	Current Month Last Scheduled Payment Advance		0.00
		c.	Reimbursement of Last Scheduled Payment Advances	0.00
		d.	Ending Last Scheduled Payment Advances			0.00
	4.	Net Servicer Advances 						35.56
I.	Payahead Account Activity
	1.	Net Increase/(Decrease) in Payahead Account Balance		28,750.69
	2.	Payahead Balance of Loans Defaulted this Period			0.00
	3.	Deposit to Payahead Account for Subsequent Receivables
		Sold This  Period						0.00
	4.	Ending Payahead Balance 					175,739.61
J.	Rule of 78s Payment							397.95
K.	Weighted Average Coupon of Remaining  Portfolio (WAC)			7.346%
L.	Weighted Average Remaining Maturity (WAM)				60.49
M.	Remaining Number of Receivables						17,008
N.	Delinquent Contracts		Contracts			Amount
	1.	30-59 Days Delinquent	191 	1.12%		4,281,459.21 	1.05%
	2.	60-89 Days Delinquent	63 	0.37%		1,402,721.70 	0.34%
	3.	90 Days or
		more Delinquent		2 	0.01%		45,932.92 	0.01%
O.	Net Loss and Defaulted Receivables Information
	1.	Vehicles Repossessed
		During Month 		27 			663,778.30
	2.	Loans Defaulted During
		the Month		1
	3.	Level Payment Principal
		Balance of Defaulted
		Receivables					31,235.89
	4.	Last Scheduled Payment
		Principal Balance of
		Defaulted Receivables				0.00
	5.	Level Payment
		Liquidation Proceeds				15,807.00
	6.	Last Scheduled Payment
		Liquidation Proceeds				0.00
	7.	Recoveries of Level
		Payment and Last
		Scheduled Payment on
		Previously Defaulted
		Receivables					0.00
P.	Pool Balances
	1.	Total Pool Balance						409,639,862.71
	2.	Level Pay Pool Balance						404,308,975.74
	3.	Last Scheduled Payment Pool Balance				5,330,886.97
	4.	Deferred Receivables						235,344,712.95

IV.  INVESTMENT INCOME
A.	Reserve Account Investment Income					17,621.53
B.	Collection Account Investment Income					3,611.54
C.	Payahead Account Investment Income					72.38
D.	Yield Supplement Account Investment Income				4,479.39

V.  COLLECTIONS
A.	Level Payments Received (Excluding Repurchases)
	1.	Total Collections for Precomputed Contracts
		(Level Payment Only) 						772,228.06
	2.	Collected Principal on Simple Interest Contracts
		(Level Payment Only)						3,579,311.30
	3.	Collected Interest on Simple Interest Contracts
		(Level Payment Only) 						848,007.72
		Subtotal							5,199,547.08

B.	Last Scheduled Payment Principal Collections
	(Excluding Repurchases)							36,410.18
C.	Net Change in Payahead Account Balance 					(28,750.69)
D.	Net Liquidation Proceeds and Recoveries Received 			15,807.00
E.	Principal and Interest on Purchased or Repurchased Contracts 		0.00
F.	Exclusion of Rule of 78's Payments 					(397.95)
G.	Net Servicer Advances/(Reimbursements) 					35.56
H.	Net Swap Receipt							0.00
I.	Yield Supplement Amount 						502,284.41
J.	Available Funds							 	$5,724,935.59

VII.  DISTRIBUTIONS
A.	Principal Distribution Amount
	1.	Total Scheduled Principal					4,070,814.90
	2.	Principal Carrryover Shortfall					0.00
	3.	Total Principal Distribution Amount				4,070,814.90
B.	Total Required Payment
	1.	Total Servicing Fee  						190,146.40
	2.	Net Swap Payment						188,524.37
	3.	Accrued Note Interest  Due
		a.	Class A-1						42,606.79
		b.  	Class A-2						163,105.56
		c. 	Class A-3 						140,372.78
		d.	Class A-4						138,499.47
		e.	Class B							36,211.53
		f.	Class C							81,036.66
		g.	Total Accrued Note Interest				601,832.79
	4.	Principal Distribution Amount Due
		a.	Class A-1 						4,070,814.90
		b.  	Class A-2 						0.00
		c. 	Class A-3						0.00
		d.	Class A-4						0.00
		e.	Class B 						0.00
		f.	Class C							0.00
		g.	Total Principal Distribution Amount			4,070,814.90
	5.	Total Required Payment 						5,051,318.46
	6.	Available Funds							5,724,935.59
	7.	Reserve Account TRP Draw Amount					0.00
	8.	Total Available Funds						$5,051,318.46
C.	Current Period Payments
	1.	Servicing Fee paid						190,146.40
	2.	Net Swap Payment						188,524.37
	3.	Interest Paid
		a.	Class A-1	 					42,606.79
		b.  	Class A-2 						163,105.56
		c. 	Class A-3 						140,372.78
		d.	Class A-4						138,499.47
		e.	Class B							36,211.53
		f.	Class C							81,036.66
		g.	Total Interest Paid					601,832.79
	4.	Remaining Available Funds					4,070,814.90
	5.	Principal Payments
		a.	Class A-1 						4,070,814.90
		b.  	Class A-2 						0.00
		c. 	Class A-3 						0.00
		d.	Class A-4						0.00
		e.	Class B							0.00
		f.	Class C							0.00
		g.	Total Principal Payments				4,070,814.90
D.	Current Period Shortfalls
	1.	Interest Carryover Shortfall
		a.	Class A-1 						0.00
		b.  	Class A-2 						0.00
		c. 	Class A-3 						0.00
		d.	Class A-4						0.00
		e.	Class B							0.00
		f.	Class C							0.00
		g.	Total Interest Carryover Shortfall			0.00
	2.	Principal Carryover Shortfall
		a.	Class A-1 						0.00
		b.  	Class A-2 						0.00
		c. 	Class A-3 						0.00
		d.	Class A-4						0.00
		e.	Class B							0.00
		f.	Class C							0.00
		g.	Total Principal Carryover Shortfall			0.00
E.	Reserve Account
	1.	Beginning Reserve Account Balance				20,313,787.62
	2.	Plus: Reserve Account Investment Income				17,621.53
	3.	Plus: Additional Deposit					0.00
	4.	Less: Reserve Account Advance Draw Amount			0.00
	5.	Less: Reserve Account TRP Draw Amount				0.00
	6.	Reserve Account Balance before Deposit to Reserve Account	20,331,409.15
	7.	Specified Reserve Account Balance				20,313,787.62
	8.	Amount Necessary to Reinstate Reserve Account to Specified
		Reserve Balance 						0.00
	9.	Funds Available for Deposit to Reserve Account			673,617.13
	10.	Amount Deposited to Reserve Account				0.00
	11.	Reserve Account Investment Income Released to Seller		17,621.53
	12.	Ending Reserve Account Balance					20,313,787.62
F.	Turbo Principal Payment
	1.	Funds Available for Turbo Principal Payment			673,617.13
	2.	Turbo Principal Payments
		a.	Class A-1 						673,617.13
		b.  	Class A-2 						0.00
		c. 	Class A-3 						0.00
		d.	Class A-4						0.00
		e.	Class B							0.00
		f.	Class C							0.00
		g.	Total Turbo Principal Distribution Amount		673,617.13
F.	Excess Funds Deposited to Certificate Distribution Account		0.00
G.	Total Distributions							$5,724,935.59


VIII.  POOL BALANCES AND PORTFOLIO
	INFORMATION			Beginning		End
A.	Balances and Principal Factors	of Period		of Period
	1.	Total Pool Balance	$414,057,690.89		$409,639,862.71
	2.	Total Pool Factor	0.9903007 		0.9797346
	3.	Level Payment Pool
		Balance			408,690,393.74 		404,308,975.74
	4.	Level Payment Pool
		Factor			0.9902592 		0.9796430
	5.	Last Scheduled Payment
		Pool Balance		5,367,297.15 		5,330,886.97
	6.	Note Balance
		a.	Class A-1 	31,995,084.61 		27,250,652.58
		b.  	Class A-2 	110,000,000.00 		110,000,000.00
		c. 	Class A-3 	89,000,000.00 		89,000,000.00
		d.	Class A-4	80,575,000.00 		80,575,000.00
		e.	Class B		17,271,000.00 		17,271,000.00
		f.	Class C		24,376,000.00 		24,376,000.00
		g.	Total		353,217,084.61 		348,472,652.58
	7.	Pool Factor
		a.	Class A-1 	0.8814073 		0.7507067
		b.  	Class A-2 	1.0000000 		1.0000000
		c. 	Class A-3 	1.0000000	 	1.0000000
		d.	Class A-4	1.0000000 		1.0000000
		e.	Class B		1.0000000 		1.0000000
		f.	Class C		1.0000000 		1.0000000
	8.	Certificate Balance	48,753,752.33 		48,753,752.33
	9.	Certificate Pool Factor	1.0000000 		1.0000000
	10.	Total Note and
		Certificate Balance	401,970,836.94		397,226,404.91
	11.	Yield Supplement Over
		Collatralization	11,421,410.62		11,074,397.34
	12.	Adjusted Pool Balance	402,636,280.27		398,565,465.37

B.	Portfolio Information
	1.	Weighted Average
		Coupon of  Portfolio
		(WAC)				7.340% 			7.346%
	2.	Weighted Average
		Remaining Term to Maturity
		of  Portfolio (WAM) 		60.90 			60.49
	3.	Remaining Number
		of Receivables			17,089 			17,008

IX.  NET LOSS AND DELINQUENCY ACTIVITY
A.	Realized Losses for Collection Period					15,428.89
B.	Realized Losses for Collection Period Less Recoveries			15,428.89
C.	Cumulative Losses for all Periods  					15,428.89
D	Delinquent and Repossessed Contracts
					      Contracts		Amount
	1.	30-59 Days Delinquent		191 	1.12%	$4,281,459.21 	1.05%
	2.	60-89 Days Delinquent		63 	0.37%	$1,402,721.70 	0.34%
	3.	90 Days or more Delinquent	2 	0.01%	$45,932.92 	0.01%
	4.	Vehicles Repossessed
		During Collection Period	27 		$663,778.30


X.  AVERAGE LOSS AND DELINQUENCY RATIOS
A.	Annualized Ratio of Realized Losses to Pool
	Balance for Each Collection Period
	1.	Second Preceding Collection Period				0.00%
	2.	Preceding Collection Period					0.00%
	3.	Current Collection Period 					0.00%
	4.	Three Month Average 						0.00%

B.	Annualized Net Loss							0.04%

C.	Ratio of Balance of Contracts Delinquent 60 Days or
	More to the Pool Balance as of the End of the Collection Period.
	1.	Second Preceding Collection Period				0.00%
	2.	Preceding Collection Period					0.02%
	3.	Current Collection Period 					0.35%
	4.	Three Month Average 						0.12%

XI.  RECONCILIATION OF COLLECTION ACCOUNT
A.	Transfers Into Collection Account
	1.	Transfer of Daily Collections					5,251,764.26
	2.	Yield Supplement Amount from MMCA				502,284.41
	3.	Net Swap Receipt						0.00
	4.	Net Servicer Advances (if positive) 				35.56
	5.	Reserve Account Draw for Total Required Payment 		0.00
	6.	Deposit from Payahead Account  					0.00
	7.	Collection Account Investment Income  				3,611.54
	11.	Total Transfers Into Collection Account				$5,757,695.77
B.	Transfers from Collection Account
	1.	To Servicer
		a.	Total Servicing Fee					190,146.40
		b.	Rule of 78's Payment					397.95
		c.	Net Reimbursement of Servicer Advance or Payments
			Due Prior to Cutoff Date				0.00
		d.	Less:  Total Principal and Interest on Repurchases
			(Netted from Amounts Due Servicer) 			0.00
		e.	Total To Servicer (Net of Total Repurchases)		190,544.35

	2.	Total Required Payment Distributed (Net of Total
		Servicing Fee & Net Swap Payment)				4,672,647.69
	3.	Turbo Principal Payment Distributed				673,617.13
	4.	Net Swap Payment						188,524.37
	5.	Deposit to Payahead Account 					28,750.69
	6.	Deposit to Reserve Account 					0.00
	7.	Deposit To Certificate Distribution Account
		a.	Excess Funds						0.00
		b.	Collection Account Investment Income			3,611.54
		c.	Total to Certificate Distribution Account		3,611.54
	8.	Total Transfers from Collection Account				$5,757,695.77

XII.  RECONCILIATION OF RESERVE ACCOUNT
A.	Beginning Balance of Reserve Account					20,313,787.62
B.	Transfers Into Reserve Account
	1.	Reserve Account Deposit from Available Funds 			0.00
	2.	Reserve Account Investment Income 				17,621.53
	3.	Additional Deposit						0.00
	4.	Total Transfers Into Reserve Account				17,621.53
C.	Total Transfers In and Beginning Balance				$20,331,409.15
D.	Distributions From Reserve Account
	1.	Transfer to Servicer for Reserve Account
		Advance Draw Amount						0.00
	2.	Transfer to Collection Account for Reserve Account
		TRP Draw Amount  						0.00
	3.	Reserve Account Investment Income to
		Seller (MART II)  						17,621.53
	4.	Total Transfers From Reserve Account				17,621.53
E.	Ending Balance								20,313,787.62
F.	Total Distributions and Ending Balance					$20,331,409.15

XIII.  RECONCILIATION OF PAYAHEAD ACCOUNT
A.	Beginning Balance of Payahead Account					146,988.92
B.	Transfers Into Payahead Account
	1.	Net Payahead Transfer from Collection Account 			28,750.69
	2.	Payahead Account Investment Income 				72.38
	3.	Transfer from Prefunding Account for Subsequent Receivables	0.00
	4.	Total Transfers Into Payahead Account				28,823.07
C.	Total Transfers In and Beginning Balance				$175,811.99
D.	Distributions From Payahead Account
	1.	Net Payahead Transfer to Collection Account 			0.00
	2.	Transfer Investment Income to Servicer 				72.38
	3.	Total Transfers From Payahead Account				72.38
E.	Payahead Account Ending Balance 					175,739.61
F.	Total Distributions and Ending Balance					$175,811.99

XIV.  RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
A.	Beginning Balance of Yield Supplement Account 				4,929,771.51
B.	Transfers IntoYield Supplement Account
	1.	Yield Supplement Account Investment Income   			4,479.39
	2.	Total Transfers Into Yield Supplement Account			4,479.39
C.	Total Transfers and Beginning Balance  					$4,934,250.90
D.	Distributions From Yield Supplement Account
	1.	Yield Supplement Amount to Collection Account
		(if not paid by MMCA) 						0.00
	2.	Transfer Investment Income to Seller (MART II)			4,479.39
	3.	Transfer Reduction in Specified Yield Supplement
		Account Balance to Seller (MART II)				521,157.09
	4.	Total Transfers From Yield Supplement Account			525,636.48
E.	Specified Yield Supplement Account Ending Balance 			4,408,614.42
F.	Total Distributions and Ending Balance					$4,934,250.90

XV.  RECONCILIATION OF NOTE PAYMENT ACCOUNT
A.	Transfers Into Note Payment Account
	1.	Total Required Pmt Distributed (less Servicing
		Fee & Net Swap Pmt) from Collection Acct			4,672,647.69
	2.	Total Transfers Into Note Payment Account			5,346,264.82
B.	Distributions from Note Payment Account
	1.	Payments to Noteholders
		a.	Class A-1 						4,787,038.82
		b.  	Class A-2 						163,105.56
		c. 	Class A-3 						140,372.78
		d.	Class A-4						138,499.47
		e.	Class B							36,211.53
		f.	Class C							81,036.66
		g.	Total Payments to Noteholders				5,346,264.82
	2.	Ending Balance of Note Payment Account				0.00
C.	Total Distributions and Ending Balance								 $5,346,264.82

XVI.  RECONCILIATION OF CERTIFICATE DISTRIBUTION ACCOUNT
A.	Transfers Into Certificate Distribution Account
	1.	Excess Funds Deposited from Collection Account			0.00
	2.	Collection Account Investment Income				3,611.54
	3.	Total Transfers into Certificate Distribution Account		3,611.54
B.	Distributions from Certificate Distribution Account
	1.	Payments to Certificateholders					3,611.54
	2.	Ending Balance							0.00
C.	Total Distributions and Ending Balance					$3,611.54

XIX.  DISTRIBUTION SUMMARY
A.	Distributions From Collection Account
	1.	To Note Payment Account						5,346,264.82
	2.	To Servicer (MMCA) 						190,544.35
	3.	To Payahead Account						28,750.69
	4.	To Reserve Account 						0.00
	5 	To Certificate Distribution Account				3,611.54
	6.	Total Distributions From Collection Account			$5,569,171.40

B.	Distributions From Reserve Account
	1.	To Collection Account 						0.00
	2.	To Seller (MART II)						17,621.53
	3.	To Servicer (MMCA)						0.00
	4.	Total Distributions From Reserve Account 			17,621.53

C.	Distributions From Payahead Account
	1.	To Collection Account						0.00
	2.	Investment Income to Servicer (MMCA) 				72.38
	3.	Total Distributions From Payahead Account			72.38

D.	Distributions From Yield Supplement Account
	1.	To Collection Account						0.00
	2.	Investment Income to Seller (MART II)				4,479.39
	3.	Reduction in Specified Yield Supplement Account Balance
		to Seller (MART II)						521,157.09
	4.	Total Distributions From Yield Supplement Account		525,636.48

E.	Total Distributions From All Accounts								 $6,112,501.79
F.	Total Distributions From All Accounts to:
	1.	Note Payment Account						5,346,264.82
	2.	Servicer (MMCA)							190,616.73
	3.	Seller (MART II)						543,258.01
	4.	Collection Account 						0.00
	5.	Certificate Distribution Account				3,611.54
	6.	Reserve Account							0.00
	7.	Payahead Account						28,750.69
	8.	Yield Supplement Account					0.00
	9.	Total Distributions From All Accounts				$6,112,501.79